UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2012

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)            At our annual meeting of shareholders held on May 31, 2012, our shareholders approved, or did not approve, the following proposals.

(b)           The following proposals are described in detail in Comcast Corporation’s definitive proxy statement dated April 20, 2012.  The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

(1)	All of the director nominees named in the Proxy Statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	331,834,491	26,817,171	19,468,481
Sheldon M. Bonovitz	354,579,747	4,071,915	19,468,481
Joseph J. Collins	287,218,934	71,432,728	19,468,481
J. Michael Cook	355,157,944	3,493,718	19,468,481
Gerald L. Hassell	287,183,211	71,468,451	19,468,481
Jeffrey A. Honickman	352,317,221	6,334,441	19,468,481
Eduardo G. Mestre	355,378,325	3,273,337	19,468,481
Brian L. Roberts	350,205,771	8,445,891	19,468,481
Ralph J. Roberts	354,814,630	3,837,032	19,468,481
Johnathan A. Rodgers	357,712,632	939,030	19,468,481
Dr. Judith Rodin	280,652,134	77,999,528	19,468,481
(2)	The appointment of Deloitte & Touche LLP as our independent auditors for the 2012 fiscal year was ratified.

For	Against	Abstain	Broker Non-Votes
374,808,772	2,694,358	617,013	N/A

(3)	The Comcast Corporation 2002 Employee Stock Purchase Plan, as amended and restated, was approved.

For	Against	Abstain	Broker Non-Votes
355,400,146	2,624,916	626,600	19,468,481

(4)	The Comcast-NBCUniversal 2011 Employee Stock Purchase Plan, as amended and restated, was approved.

For	Against	Abstain	Broker Non-Votes
355,345,242	2,669,521	636,899	19,468,481

(5)	The shareholder proposal to provide for cumulative voting in the election of directors was not approved.

For	Against	Abstain	Broker Non-Votes
100,484,995	257,276,326	890,341	19,468,481

(6)	The shareholder proposal to require that the Chairman of the Board be an independent director was not approved.

For	Against	Abstain	Broker Non-Votes
75,327,817	282,661,349	662,496	19,468,481

(7)	The shareholder proposal to adopt a share retention policy for senior executives was not approved.

For	Against	Abstain	Broker Non-Votes
39,817,492	317,902,164	932,006	19,468,481

(8)	The shareholder proposal to make poison pills subject to a shareholder vote was approved.

For	Against	Abstain	Broker Non-Votes
186,504,511	171,414,885	732,266	19,468,481

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION
Date:	June 1, 2012	By:	/s/ Arthur R. Block
Arthur R. Block Senior Vice President, General Counsel and Secretary